RESIGNATION AGREEMENT
                              ---------------------


     THIS RESIGNATION AGREEMENT ("Agreement") is entered into as of October 29, 1997, by and between U.S. PAWN, INC., a Colorado corporation (the "Company"), and MELVIN WEDGLE ("Wedgle") (collectively, the "Parties").

                                    RECITALS
                                    --------

     WHEREAS, Wedgle is currently the Chairman of the Board of Directors, President and Chief Executive Officer of the Company and the sole Director, President and Secretary of each of U.S. Pawn Nevada, Inc., and U.S. Pawn
Nebraska, Inc. and a Director and President of U.S. Pawn Wyoming, Inc. (hereinafter collectively referred to as the "Company");

     WHEREAS, the Company is in the business of advancing money to customers on the security of pledged goods and, if appropriate, selling such pledged goods, otherwise known as a pawn shop (the "Business"). Wedgle, by virtue of his employment by the Company, is in possession of confidential and proprietary information relating to the Business and operations of the Company;

     WHEREAS, on or about August 14, 1997, the Company received a demand from holders of more than ten percent of the outstanding common stock of the Company (the "Demanding Shareholders") for a Special Meeting of the Shareholders (the "Special Meeting") for the purpose of removing the Board of Directors of the Company;

     WHEREAS, the Board of Directors believes that the Demanding Shareholders have the ability to influence the votes of over 50% of the outstanding voting stock of the Company; and

     WHEREAS, the Board of Directors believes that it is in the best interest of the Company to avoid the costs and time associated with holding the Special Meeting and soliciting proxies therefor (given the Demanding Shareholders' ability to influence the votes of the Company's voting stock) by, in part, reaching the agreements contained herein allowing for an orderly change of control of the Company.

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

                                    AGREEMENT
                                    ---------


     1. Resignation by Wedgle. Subject to the performance of all other covenants and conditions herein, Wedgle agrees to resign all positions he presently holds with the Company and its subsidiaries as of the date hereof.

     2. Consideration. In consideration of Wedgle's agreements contained herein, including but not limited to, the provisions of Section 3, the Company hereby agrees that:

          (a) Within two business days of the date hereof, the Company will convey to Wedgle (i) the title to the 1994 Ford Explorer that Wedgle is currently using, VIN# 1FMDU34X6RUB79872 and (ii) ownership of the furniture previously located in Wedgle's office at the Company, free and clear of all liens and encumbrances.

          (b) Within 30 calendar days of the date hereof, the Company will purchase from Wedgle the real property situated within the County of Arapahoe, State of Colorado, more particularly described on Exhibit A attached hereto and incorporated herein by this reference, together with the improvements thereon, all easements, rights-of-way, privileges, appurtenances and rights to the same belonging and inuring to the benefit of said real estate (said real property and said improvements, rights and privileges are hereinafter referred to as the "Property"), which is presently the site of the Company's Aurora store. The purchase price for the Property shall consist of (i) the Company's forgiving all promissory notes and loans which Wedgle currently owes to the Company which, as of the date hereof, total $108,641.41 ($65,000.00 note plus $13,391.41 interest to the date hereof and $30,250.00 account receivable) and (ii) the Company's assumption or refinancing (in the Company's sole discretion) of the mortgage encumbering the Property in the original principal amount of $247,500 (the "Mortgage"). The Property shall be conveyed by Wedgle to the Company free and clear of all liens or other encumbrances except those shown on a standard ALTA title insurance policy which is acceptable to the Company and which the Company shall obtain at its expense. In addition, effective upon the closing for the Property, the Company agrees to defend and save harmless Wedgle and his successors and assigns from and against any and all claims, demands, causes of actions, damages, costs, expenses, lawsuits and liabilities, at law or in equity, of every kind or nature whatsoever, directly or indirectly arising out of or attributable to the Property or the Mortgage.

          (c) The Company shall, on the date hereof, redeem all of the options to purchase 223,250 shares of common stock, no par value, of the Company ("Company Stock Options") owned by Wedgle. The purchase price for the Company Stock Options (the "Option Purchase Price") shall be $265,360 which represents a $3.00 per share value less the exercise price of such Company Stock Options. The

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


Option Purchase Price shall be payable by the Company in three monthly installments with the first payment of $88,453.33 due upon execution of this Agreement; the second payment of $88,453.33 due 30 days from the date hereof; and the third payment of $88,453.34 due 60 days from the date hereof. Wedgle hereby represents and warrants that the Company Stock Options are free and clear of all liens, pledges, encumbrances or any other rights of third parties as of the date hereof.

     3. Non-competition and Confidentiality.

          (a) Non-Compete. Wedgle agrees that for a period of two years from the date hereof, without the prior written consent of the Board of Directors of the Company, Wedgle will not (i) enter into any agreement with, directly or indirectly solicit employees or representatives of the Company for the purpose of causing them to leave the Company to take employment with him or any other person or business entity; (ii) compete directly or indirectly with the Company within a two mile radius of any pawn store or business now or (provided Wedgle does not have a prior business presence similar to the Business within such two mile radius) hereafter owned, operated or managed by the Company; (iii) act as an officer, director, employee, consultant, shareholder, partner, lender, agent, associate or principal of any entity engaged in any pawn shop business of the same nature as, or in competition with, the Company within a two mile radius of any pawn store or business now or (provided Wedgle does not have a prior business presence similar to the Business within such two mile radius) hereafter owned, operated or managed by the Company; (iv) participate in the ownership, management, operation or control of any business directly or indirectly whose business is similar to the Business or whose services compete with those offered by the Company (such similar products or services include other pawn shop or similar buy/sell operations, but shall not include the retail sale only of similar products or services), within a two mile radius of any entity (now existing or (provided Wedgle does not have a prior business presence similar to the Business within such two mile radius) in the future existing) 5% or more of which is directly or indirectly owned by the Company and which engages in a business similar to the Business or in any geographic market in which, as of the date hereof, to Wedgle's knowledge, the Company plans to do business; (v) solicit customers or potential customers of the Company; (vi) own or apply for a pawn license with respect to a location within a two mile radius of the location of any pawn store or pawn business now or (provided Wedgle does not have a prior business presence similar to the Business within such two mile radius) hereafter owned, operated or managed by the Company; or (vii) directly or indirectly interfere with or agitate in any way any employee or representative of the Company for the purpose of causing such employee or representative to terminate employment or any contractual relationship with the Company or to be dissatisfied with their employment or contractual relationship. The term "participate in" and "participation" shall mean that Wedgle shall directly or indirectly, for his own benefit, or for, with or through any person, firm or corporation, own, manage, operate or control a pawn business, loan money to or participate in the ownership, management or control of a pawn business, or be connected or associated with a pawn business as a director, shareholder, officer, employee, partner, consultant, agent, independent contractor, lender or otherwise.


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


     Notwithstanding the foregoing, ownership of not more than two percent of the voting stock of a corporation whose stock is traded on a national securities exchange or over-the-counter shall not of itself constitute a violation of this subparagraph (a).

          (b) Confidentiality. Wedgle recognizes and acknowledges that any and all compilations and lists of the Company's customers are valuable, special and unique assets of the Business. Wedgle agrees that he will not at any time, (i) disclose any trade secrets, intellectual property or information of the Company (including but not limited to cost of pricing information, software specifications, customer lists, supply information, internal business procedures, market studies, financial statements or other financial information, information concerning pending or contemplated acquisitions or expansion plans or the existence of negotiations concerning the same, and similar non-public information relating to the Company's internal operations, business, plans, policies or practices (collectively, "Confidential Information")) to any third party or (ii) use or permit the use of any of the Company's trade secrets or Confidential Information in any way to compete (directly or indirectly) with the Company or in any other manner adverse to the Company; provided; however, that the trade secrets and Confidential Information referenced in the foregoing provision shall not include any form of information or knowledge which: (i) is already in the public domain, or enters the public domain, under any circumstances other than a wrongful act by Wedgle; (ii) is received by Wedgle from any third party without similar restrictions and without breach of this Non- Compete Section; or (iii) is lawfully required to be disclosed by any governmental agency or applicable law; provided that, disclosure of such
information  would  not,  directly  or  indirectly,   place  the  Company  at  a
competitive disadvantage or otherwise adversely affect the Company, or their current or future operations or prospects, as determined by the Company's Board of Directors, in its reasonable business judgment.

          (c)  Severability.  It is hereby  agreed that the  provisions  of this
Section 3 are separate and independent from the other provisions of this Agreement, that these provisions are specifically enforceable by the Company notwithstanding any claim by Wedgle that the Company has violated or breached this Agreement or any claim that Wedgle is entitled to any offset or compensation.

          (d) Reformation. The parties hereto have endeavored to limit Wedgle's rights to compete to the extent necessary to protect the Company from unfair competition in connection with the transactions contemplated by this Agreement and the future business of the Company, and they recognize that reasonable people may differ in making such a determination. Therefore, if any temporal, territorial, or activity-related restriction contained in this Non-Compete
Section is too broad to permit enforcement thereof to its fullest extent, then such restriction shall be enforced to the maximum extent permitted by law, and Wedgle hereby consents and agrees that this Non- Compete Section may be judicially reformed, revised, modified, or partially enforced in any proceeding brought by the Company to enforce this Non-Compete Section. Subject to the foregoing, if any provision of this Non-Compete Section is deemed invalid or unenforceable by a court of law, such provision shall be considered to be automatically deleted from this Non-Compete Section. Any such deletion shall apply only to that portion of any provision so adjudicated, and the operation of such provision shall only be deemed inapplicable in the particular jurisdiction in which the adjudication is made.


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


          (e) Remedies. Wedgle acknowledges and agrees that the provisions of this Non-Compete Section are a reasonable and necessary protection of the immediate and substantial interests of the Company, that any violation of these restrictions would cause substantial injury to the Company, and that the Company would not have entered into this Agreement without the additional consideration offered by Wedgle in binding himself to the provisions of this Non-Compete Section. In the event of a breach or threatened breach by Wedgle of any provision of this Non-Compete Section, the Company shall be entitled to apply to any court of competent jurisdiction for a temporary or permanent injunction restraining Wedgle from such breach or threatened breach; provided, however, that nothing herein contained shall be construed to preclude the Company from pursuing any other available remedy for such breach or threatened breach in addition to, or in lieu of, such injunctive relief and any available remedy shall not be subject to any limits on liability that may be contained in this Agreement.

     In connection with the bringing of any legal or equitable action for the enforcement of this Section, the prevailing party shall be entitled to recover such reasonable attorneys' fees and expenses as may be incurred in prosecution of a claim for breach hereof.

     4. Complaints. Wedgle represents that he has not filed any complaints or charges or lawsuits against the Company with any governmental agency or any court, and represents that he does not intend to do so at any time hereafter; provided, however, this shall not prevent Wedgle from filing a lawsuit for the sole purpose of enforcing Wedgle's rights under this Agreement.

     5. No Admission. This Agreement shall not in any way be construed as an admission by the Company that it has acted wrongfully with respect to Wedgle or any other person, or that Wedgle has any rights whatsoever against the Company, and the Company specifically disclaims any liability to or wrongful acts against Wedgle or any other person, on the part of itself, its employees or its agents.

     6. General Release. Excluding claims arising out of or related to this Agreement, as a material inducement to the parties hereto to enter into this Agreement, (i) Wedgle individually and on behalf of his heirs, successors and assigns, and (ii) the Company, its successors, assigns, parents, subsidiaries, affiliates, and employees, hereby irrevocably and unconditionally releases, acquits and forever discharges each other and, as applicable, their owners, successors, assigns, agents, directors, officers, employees, representatives, attorneys, parents, divisions, subsidiaries and affiliates (and agents, directors, officers, employees, representatives and attorneys of such parents, division, subsidiaries and affiliates), and all persons acting by, through, under or in concert with any of them (collectively "Releasees"), or any of them, of and from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits,

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


rights, demands, costs, losses, debts and expenses (including attorneys' fees and costs actually incurred) of any nature whatsoever, known or unknown, suspected or unsuspected, including, but not limited to, rights arising out of alleged violations of any contracts, express or implied, any covenant of good faith and fair dealing express or implied, or any tort, or any legal restrictions on the Company's right to terminate employees, or any federal, state or other governmental statute, regulation, or ordinance ("Claim" or "Claims") arising from or in any way related to Wedgle's employment by or association with the Company, or the termination of said employment based in whole or in part upon any act or omission occurring on or before the date hereof, which each now has, owns or holds, or claims to have, own or hold, or which each at any time heretofore had, owned or held, or claimed to have, own or hold, or which each at any time hereinafter may have, own or hold, or claim to have, own or hold against each or any of the Releasees.

          (a) In the event that legal action is required to enforce the terms of this Agreement, the prevailing party shall be entitled to recover its costs along with reasonable attorneys fees.

          (b) Wedgle represents and acknowledges that in executing this Agreement, Wedgle does not rely and has not relied upon any representation or statement not set forth herein made by any of the Releasees or by any of the Releasees' agents, representatives, or attorneys with regard to the subject matter, basis or effect of this Agreement or otherwise.

     7. Governing Law. Wedgle and the Company agree that any action brought by either Wedgle or the Company in connection with the rights or obligations arising out of this Agreement shall be instituted in a federal or state court of competent jurisdiction with venue only in Denver County, Colorado (county of last employment) or the 10th District federal district and ANY SUCH ACTION SHALL BE GOVERNED BY THE LAW OF COLORADO, WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW PROVISIONS THEREOF. Either party to this Agreement named as a defendant in an action brought in connection with this Agreement in any other court outside of the above-designated county or federal district shall have the right to have the venue of said action changed to the above-designated county or district, or, if necessary, have the case dismissed, requiring the other party to refile said action in an appropriate court in the above-designated county or federal district. Wedgle and the Company hereby agree to submit personally to the jurisdiction of a court of competent subject matter jurisdiction located in the above-designated state and county or federal district. Wedgle and the Company acknowledge that this Agreement is executed in and that a material portion of the obligations to be performed hereunder are to be performed in the above-designated state and county or federal district.

     8. Entire Agreement. This Agreement sets forth the entire agreement between the parties hereto, and filly supersedes any and all prior agreements or understandings between the parties hereto pertaining to the subject matter hereof.

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



     9. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same Agreement.






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



     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.


                                             U.S. PAWN, INC.


                                             /s/  Gary A. Agron
                                             -----------------------------------
                                             By:  Gary A. Agron

                                             Title:  Director

                                             MELVIN WEDGLE


                                             /s/  Melvin Wedgle
                                             -----------------------------------




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